Statements of Operations and Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Operating expenses:
Research and development	$ 53,936	$ 24,316
General and administrative	12,746	3,974
Total operating expenses	66,682	28,290
Loss from operations	(66,682)	(28,290)
Interest income, net	229	273
Other expense, net	(111)	(26)
Net loss	$ (66,564)	$ (28,043)
Net loss per share, basic and diluted	$ (2.91)	$ (3.81)
Weighted-average shares of common stock outstanding, basic and diluted	22,878,325	7,360,738
Comprehensive loss:
Net loss	$ (66,564)	$ (28,043)
Other comprehensive income (loss):
Net unrealized gains on investments	33	13
Amounts recognized for net realized gain included in net loss	(19)
Total comprehensive loss	$ (66,550)	$ (28,030)